Exhibit 99.1

News Release | For Distribution
Zix Corporation Exceeds Guidance for Q2 Revenue and EPS
DALLAS — July 26, 2011 — Zix Corporation (NASDAQ: ZIXI), the leader in email encryption services, today announced financial results for the second quarter ended June 30, 2011.
Second Quarter 2011 Financial Highlights
•	The Company achieved second quarter revenue from continuing operations of $9.4 million, an increase of 15%, year-over-year

•	Second quarter GAAP net income of $0.04 per share, an increase of 72%, year-over-year (1)

•	Second quarter Non-GAAP net income of $0.04 per share, an increase of 24%, year-over-year

•	Cash flow from operations for the second quarter of $2.5 million, an increase of $0.7 million, year-over-year

•	Cash, cash equivalents and commercial paper investments totaling $17.1 million, a decrease of $0.4 million compared to the ending cash balance for the second quarter last year
“We are proud to have delivered another solid quarter of growth for ZixCorp shareholders,” said Rick Spurr, ZixCorp’s Chairman and Chief Executive Officer. “Our growth and market leadership are the result of product excellence, a well-earned reputation for quality and service and a continued focus on execution.”
Second Quarter 2011 Corporate Financial Summary and Other Operational Metrics

	Q2	Q2	% or $
$ in Millions, except per share data	2011	2010	Change(1)
Revenue (2)	$9.4	$8.2	15%
GAAP Gross Profit (2)	$7.7	$6.6	16%
GAAP Net Income	$2.6	$1.5	74%
GAAP Net Income Per Share — Diluted	$0.04	$0.02	72%
Non-GAAP Adjusted Gross Profit (2) (3)	$7.7	$6.7	15%
Non-GAAP Adjusted Net Income (3)	$2.7	$2.2	25%
Non-GAAP Adjusted Net Income Per Share-Diluted (3)	$0.04	$0.03	24%

	Q2	Q2	% or $
$ in Millions, except per share data	2011	2010	Change(1)
Adjusted EBITDA (3) (4)	$3.0	$2.6	17%
Adjusted EBITDA Margin (3) (4)	32.3%	31.7%	0.6 pts
Email Encryption New First Year Orders	$2.0	$2.1	(3%)
Email Encryption Total Orders	$12.5	$9.6	30%
Email Encryption Bookings Backlog (5)	$52.6	$45.6	15%

(1)	Changes reported are based on actual results, and numbers shown in the columns may reflect rounding

(2)	Amounts indicated are from continuing operations

(3)	A reconciliation of GAAP to Non-GAAP adjusted results is attached to this press release and is available on our investor relations Web page at http://investor.zixcorp.com

(4)	Adjusted earnings before interest, taxes, depreciation and amortization

(5)	Service contract commitments that represent future revenue to be recognized as the services are provided
Business Highlights
•	Taher Elgamal, Ph.D. was elected to the Company’s board of directors. Dr. Elgamal has served on the boards of several public and private companies. He is the founder of IdentityMind, Inc. and currently serves as CSO for Axway, Inc. He has also held executive roles at Tumbleweed Communications, Securify, Inc. and Netscape Communications.

•	ZixCorp broadened its strength in channel partners with the addition of Azaleos and Paragon Development Systems.

•	ZixCorp announced ZixAccessTM, a new inbound email decryption. With ZixAccess on their network, recipients can experience transparent email decryption with ZixCorp customers. Recipients can also benefit from easy scanning and archiving of messages sent in the clear and reports of outbound email risks to security or compliance officers.

•	ZixCorp offers secure email integration with Microsoft Office 365, a cloud-hosted application suite. ZixCorp enables easy integration by leveraging Microsoft’s Outbound Smarthost Connector capability to route email from the Microsoft hosted email service to ZixCorp® Email Encryption Services.

•	Recognizing an opportunity to meet an increasing need for secure email, Pen Publishing selected ZixCorp® Email Encryption Services to enhance its current services and protect sensitive data in email for its customers. Pen Publishing is a managed security service provider (MSSP) with ZixCorp.

•	Replacing its legacy vendor, Members 1st Federal Credit Union switched to ZixCorp® Email Encryption Services. Members 1st Federal Credit Union chose ZixCorp based on the power of the 27 million member ZixDirectory® email encryption community.

•	ZixCorp signed a three-year renewal agreement with Austin Bank. ZixCorp will continue to provide email encryption for Austin Bank’s 30 banking locations, enabling secure email with all customers and business partners.

•	ZixCorp renewed its distribution agreement with xDefenders, Inc. in a three-year agreement. xDefenders is a managed security service provider (MSSP) and has offered the complete product line of ZixCorp® Email Encryption Services, including ZixGateway® and ZixMail®, since 2005.
Outlook
The Company forecasts revenue for the third quarter of 2011 to be between $9.5 and $9.7 million and fully diluted adjusted earnings per share of $0.04. For the full year 2011, the Company reaffirms previously issued revenue guidance of $38 to $40 million and fully diluted adjusted earnings per share of $0.14 to $0.16.
Conference Call Information
The Company will discuss its financial results and outlook on a conference call on Tuesday, July 26, 2011, at 5 p.m. ET. A live webcast of the conference call will be available on its investor relations Web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-800-510-9834 (U.S. toll-free) or 1-617-614-3669 (international) at least 15 minutes before the call and entering access code 21148521. An audio replay of the conference will be available until Aug. 2, 2011, by dialing 1-888-286-8010 (U.S. toll-free) or 1-617-801-6888 (international) and entering the access code 83141146. An archive for the webcast will also be available on the ZixCorp investor relations Web site.
About Zix Corporation
Zix Corporation (ZixCorp) provides the only email encryption services designed with your most important relationships in mind. Many of the most influential companies and government organizations use the proven ZixCorp® Email Encryption Services, including WellPoint, Humana, the SEC, and more than 1,200 hospitals and 1,500 financial institutions. ZixCorp Email Encryption Services are powered by ZixDirectory®, the largest email encryption community in the world. The tens of millions of ZixDirectory members can feel secure knowing their most important relationships are protected. For more information, visit www.zixcorp.com.

SOURCE Zix Corporation
Contacts
ZixCorp Investor Relations: Charles Messman (323) 468-2300, zixi@mkr-group.com
Public Relations: Taylor Stansbury (214) 370-2134, tstansbury@zixcorp.com
Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of new orders, revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to how privacy law mandates may affect demand for email encryption and ZixCorp’s ability to obtain and retain customers and grow revenues. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent filing on Form 10-K with the Securities and Exchange Commission.

ZIX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,
	2011	December 31,
	(unaudited)	2010
ASSETS
Current assets:
Cash and cash equivalents	$14,829,000	$24,619,000
Commercial paper	2,290,000	—
Receivables, net	1,084,000	1,344,000
Prepaid and other current assets	1,462,000	1,115,000
Deferred tax assets	815,000	1,056,000

Total current assets	20,480,000	28,134,000
Property and equipment, net	2,296,000	2,209,000
Goodwill	2,161,000	2,161,000
Deferred tax assets	34,542,000	34,304,000
Other assets	—	44,000

Total assets	$59,479,000	$66,852,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,607,000	$2,844,000
Deferred revenue	16,102,000	15,331,000
License subscription note payable	118,000	137,000

Total current liabilities	18,827,000	18,312,000
Long-term liabilities:
Deferred revenue	952,000	1,439,000
License subscription note payable, non-current	—	49,000
Deferred rent	159,000	165,000

Total long-term liabilities	1,111,000	1,653,000

Total liabilities	19,938,000	19,965,000
Total stockholders’ equity	39,541,000	46,887,000

Total liabilities and stockholders’ equity	$59,479,000	$66,852,000

ZIX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenues	$9,431,000	$8,194,000	$18,702,000	$15,673,000

Cost of revenues	1,756,000	1,570,000	3,573,000	3,072,000

Gross profit	7,675,000	6,624,000	15,129,000	12,601,000
Operating expenses:
Research and development	1,292,000	1,248,000	2,605,000	2,556,000
Selling, general and administrative	3,796,000	3,988,000	7,556,000	8,216,000

Total operating expenses	5,088,000	5,236,000	10,161,000	10,772,000

Operating income	2,587,000	1,388,000	4,968,000	1,829,000
Operating margin	27%	17%	27%	12%

Other income, net	19,000	15,000	61,000	44,000
Income from continuing operations before income taxes	2,606,000	1,403,000	5,029,000	1,873,000
Income tax (expense) benefit	11,000	(24,000)	(13,000)	30,000

Income from continuing operations	2,617,000	1,379,000	5,016,000	1,903,000

Discontinued operations
Income from operations of discontinued e-Prescribing segment	—	188,000	—	478,000
Income tax expense	—	(66,000)	—	(168,000)

Income on discontinued operations (Note 1)	—	122,000	—	310,000

Net income	$2,617,000	$1,501,000	$5,016,000	$2,213,000

Basic income per common share:
Income from continuing operations	$0.04	$0.02	$0.08	$0.03
Income from discontinued operations	—	0.00	—	0.00

Net income	$0.04	$0.02	$0.08	$0.03

Diluted income per common share:
Income from continuing operations	$0.04	$0.02	$0.07	$0.03
Income from discontinued operations	—	0.00	—	0.00

Net income	$0.04	$0.02	$0.07	$0.03

Shares used in per share calculation — basic	65,208,875	63,976,551	66,190,442	63,883,974

Shares used in per share calculation — diluted	67,280,939	66,359,134	68,638,470	65,935,977

Note: EPS totals off due to rounding

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Note 1
Components of Income from discontinued operations:

Revenue from discontinued operations	$—	$721,000	$—	$1,658,000
Expenses from discontinued operations	—	533,000	—	1,180,000
Tax expense	—	(66,000)	—	(168,000)

Income from discontinued operations	$—	$122,000	$—	$310,000

ZIX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2011	2010
Operating activities:
Net income	$5,016,000	$2,213,000
Non-cash items in net income	891,000	1,689,000
Changes in operating assets and liabilities	(6,000)	519,000

Net cash provided by operating activities	5,901,000	4,421,000

Investing activities:
Purchases of property and equipment	(755,000)	(663,000)
(Purchase) sale of marketable securities	(2,290,000)	25,000

Net cash used in investing activities	(3,045,000)	(638,000)

Financing activities:
Proceeds from exercise of stock options	1,610,000	469,000
Proceeds from exercise of warrants	724,000	—
Payment of license subscription note payable	(68,000)	(62,000)
Purchase of Treasury Stock	(14,912,000)	—

Net cash (used by) provided by financing activities	(12,646,000)	407,000

(Decrease) increase in cash and cash equivalents	(9,790,000)	4,190,000
Cash and cash equivalents, beginning of period	24,619,000	13,287,000

Cash and cash equivalents, end of period	$14,829,000	$17,477,000

ZIX CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

			Three Months Ended		Six Months Ended
			June 30,		June 30,
			2011	2010	2011	2010
Revenue:
GAAP revenue			$9,431,000	$8,194,000	$18,702,000	$15,673,000

Gross profit:
GAAP gross profit			$7,675,000	$6,624,000	$15,129,000	$12,601,000
Stock-based compensation charges (1)	(A	)	12,000	43,000	24,000	80,000

Non-GAAP adjusted gross profit			$7,687,000	$6,667,000	$15,153,000	$12,681,000

Operating income:
GAAP operating income			$2,587,000	$1,388,000	$4,968,000	$1,829,000
Stock-based compensation charges (1)	(A	)	98,000	474,000	217,000	920,000
Non-recurring severance payments (2)	(B	)	—	89,000	—	89,000
Expenses related to wind down of e-Prescribing business (3)	(C	)	—	2,000	—	2,000

Non-GAAP adjusted operating income			$2,685,000	$1,953,000	$5,185,000	$2,840,000

Income from continuing operations:
GAAP income from continuing operations			$2,617,000	$1,379,000	$5,016,000	$1,903,000
Stock-based compensation charges (1)	(A	)	98,000	474,000	217,000	920,000
Non-recurring severance payments (2)	(B	)	—	89,000	—	89,000
Expenses related to wind down of e-Prescribing business (3)	(C	)	—	2,000	—	2,000
Income tax impact	(D	)	—	(62,000)	4,000	(158,000)

Non-GAAP adjusted income from continuing operations			$2,715,000	$1,882,000	$5,237,000	$2,756,000

Income from discontinued operations:
GAAP income on discontinued operations			$—	$122,000	$—	$310,000
Stock-based compensation charges (1)	(A	)	—	14,000	—	77,000
Non-recurring severance payments (2)	(B	)	—	80,000	—	83,000
Expenses related to wind down of e-Prescribing business (3)	(C	)	—	—	—	8,000
Income tax impact	(D	)	—	66,000	—	168,000

Non-GAAP adjusted income from discontinued operations			$—	$282,000	$—	$646,000

Net income:
GAAP net income			$2,617,000	$1,501,000	$5,016,000	$2,213,000
Stock-based compensation charges (1)	(A	)	98,000	488,000	217,000	997,000
Non-recurring severance payments (2)	(B	)	—	169,000	—	172,000
Expenses related to strategic review and wind down of e-Prescribing business (3)	(C	)	—	2,000	—	10,000
Income tax impact	(D	)	—	4,000	4,000	10,000

Non-GAAP adjusted net income			$2,715,000	$2,164,000	$5,237,000	$3,402,000

Diluted income from continuing operations per common share:
GAAP income from continuing operations			$0.04	$0.02	$0.07	$0.03
Adjustments per share	(A-D	)	$0.00	$0.01	$0.00	$0.01

Non-GAAP adjusted income from continuing operations			$0.04	$0.03	$0.08	$0.04

Diluted net income per common share:
GAAP net income			$0.04	$0.02	$0.07	$0.03
Adjustments per share	(A-D	)	$0.00	$0.01	$0.00	$0.02

Non-GAAP adjusted net income			$0.04	$0.03	$0.08	$0.05

Shares used to compute Non-GAAP adjusted net income per share — diluted			67,280,939	66,359,134	68,638,470	65,935,977

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(E	)
Net income			$2,617,000	$1,501,000	$5,016,000	$2,213,000
Income tax provision			(11,000)	90,000	13,000	138,000
Interest expense			3,000	5,000	7,000	12,000
Depreciation expense			341,000	341,000	672,000	685,000

EBITDA			2,950,000	1,937,000	5,708,000	3,048,000
Adjustments:
Share-based compensation expense	(A	)	98,000	488,000	217,000	997,000
Non-recurring severance payments	(B	)	—	169,000	—	172,000
Expenses related to strategic review and wind down of e-Prescribing business	(C	)	—	2,000	—	10,000

Adjusted EBITDA			$3,048,000	$2,596,000	$5,925,000	$4,227,000

Adjusted EBITDA margin			32.3%	31.7%	31.7%	27.0%

(1) Stock-based compensation charges are included as follows:
Cost of revenues			$12,000	$43,000	$24,000	$80,000
Research and development			13,000	48,000	26,000	91,000
Selling, general and administrative			73,000	383,000	167,000	749,000
Discontinued operations			—	14,000	—	77,000

			$98,000	$488,000	$217,000	$997,000

(2) Non-recurring severance payments are included as follows:
Selling, general and administrative			$—	$89,000	$—	$89,000
Discontinued operations			—	80,000	—	83,000

			$—	$169,000	$—	$172,000

(3) Expenses related to strategic review and the wind down of e-Prescribing business are as follows:
Selling, general and administrative			$—	$2,000	$—	$2,000
Discontinued operations			—	—	—	8,000

			$—	$2,000	$—	$10,000

     This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see items (A) through (E) on the next page.

ZIX CORPORATION
NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
USE OF NON-GAAP FINANCIAL INFORMATION
     The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.
ADJUSTED NON-GAAP MEASURES
     Our Non-GAAP measures adjust GAAP Gross profit, Operating income, Income from continuing operations, Income from discontinued operations, Net income, Income per share — diluted from continuing operations, Net income per share — diluted, and EBITDA for non-cash stock-based compensation expense, non-recurring severance expenses and expense related to the wind down of our e-Prescribing business to derive Non-GAAP adjusted Gross profit, adjusted Operating income, adjusted Income from continuing operations, adjusted Income from discontinued operations, adjusted Net income, adjusted Income per share — diluted from continuing operations, adjusted Net income per share — diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Income from continuing operations, Income from discontinued operations, Net income, Income per share — diluted from continuing operations, Net income per share — diluted and EBITDA.
     We do not provide a reconciliation of forward-looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude non-recurring items that impact our ongoing business. At this time, such one-time transactions are unknown and not available. Estimates of these one-time items may differ materially from actual results. See items (A) through (C) below for further information on the current quarter’s reconciling items.
     Items (A) through (E) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income from continuing operations,” “Net income from discontinued operations,” “Net income,” “Net income from continuing operations per share — diluted,” “Net income per share — diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (E).
(A) Non-cash stock-based compensation charges relating to stock option grants awarded to employees and third-party service providers and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.
(B) Severance payments related to reduction in workforce. See item (2) on previous page for breakdown of severance payments. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.
(C) Expenses related to strategic review and wind down of the Company’s e-Prescribing business segment. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends and therefore excludes these charges when presenting Non-GAAP financial measures.
(D) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in pervious periods. The remaining provision for income taxes represents expected cash taxes to be paid.
(E) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation, severance payments and expenses relating to the wind down of the Company’s e-Prescribing business.